Exhibit 10.20

KEYBANK NATIONAL ASSOCIATION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT LOAN AND SECURITY AGREEMENT

     This First Amendment to Second Amended and Restated Revolving Credit Loan and Security Agreement (“Amendment”) is entered into as of the 25th day of March, 2005, by and among KEYBANK NATIONAL ASSOCIATION (“Bank”) and BROOKWOOD COMPANIES INCORPORATED (“Brookwood”), KENYON INDUSTRIES, INC. (“Kenyon”), BROOKWOOD LAMINATING, INC. (“Laminating”), ASHFORD BROMLEY, INC. (“Ashford”), XTRAMILE, INC. (“Xtra”), LAND AND OCEAN III, INC. (“Land”), and STRATEGIC TECHNICAL ALLIANCE, LLC (“STA”, and together with Brookwood, Kenyon, Laminating, Ashford, Xtra and Land, hereinafter individually and collectively referred to as “Borrower”).

RECITALS:

     WHEREAS, Bank and Borrower are parties to that certain Second Amended and Restated Revolving Credit Loan and Security Agreement dated as of January 30, 2004 (“Loan Agreement”); and

     WHEREAS, Bank and Borrower desire to amend the Loan Agreement in the manner hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Loan Agreement is amended as follows:

     1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement.

     2. Elimination of Borrowing Base. Bank has agreed that advances under the Working Capital Revolving Credit Facility shall no longer be limited by and subject to a Borrowing Base and, therefore, Section 2.1.8 of the Loan Agreement is hereby deleted in its entirety.

     3. Elimination of Semi-Annual Field Exams; Waiver of Default. In connection with the elimination of the Borrowing Base, semi-annual field exams shall no longer be required and, therefore, Section 5.6 of the Loan Agreement is hereby deleted in its entirety. Additionally, Bank waives any default concerning any field exams not completed prior to the date of this Amendment.

     4. Elimination of EBITDA to TFC Ratio. Bank has agreed to eliminate the requirement of the EBITDA to TFC Ratio and, therefore, Section 9.1 of the Loan Agreement is hereby deleted in its entirety. Bank reserves the right to reinstate this ratio in conjunction with any additional long-term debt financings, excluding equipment financing under the Equipment Revolving Credit Facility.

     5. Total Debt to Tangible Net Worth Ratio. Section 9.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

9.2 Total Debt to Tangible Net Worth Ratio. Borrower shall maintain a ratio of Total Debt to Tangible Net Worth Ratio of not more than 1.50:1.00, calculated at the end of each fiscal quarter beginning with the period ended March 31, 2005.

     6. Minimum Net Income. Bank and Borrower agree that a new Financial Covenant, Minimum Net Income from Operations, shall be instituted and tested quarterly, on a fully-consolidated basis as follows:

9.3 Minimum Net Income from Operations. Borrower shall maintain a Minimum Net Income of not less than $1.00 beginning with the period ended March 31, 2005 and quarterly thereafter.

     7. Effective Date. This Amendment shall be become effective as of the date hereof.

     8. Representations and Warranties; No Default. Borrower hereby ratifies and confirms to the Bank that all representations and warranties set forth in the Loan Agreement are true, complete and correct in all material respects as of the date hereof as if set forth herein in full (except as to representations and warranties made as of a certain date which shall be true, complete and correct only as of such date) and apply with equal force and effect to this Amendment. Borrower hereby certifies that, after giving effect hereto, no Default or Event of Default exists under the Loan Agreement.

     9. Miscellaneous.

            (a) Borrower agrees to pay on demand all of the Bank’s reasonable expenses in preparing, executing and delivering this Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank’s special counsel, PretiFlaherty. Borrower agrees to indemnify and hold harmless the Bank (and its directors, officers, employees and agents) against any damages, loss, liability, and reasonable costs or expenses incurred with respect to the financing contemplated hereby or the use or proposed use of the proceeds thereof (except to the extent resulting from the gross negligence or willful misconduct of the Bank).

            (b) Borrower acknowledges and agrees that: (i) it has no claim or cause of action against the Bank (or its directors, officers, employees, agents, representatives, affiliates or attorneys); (ii) it has no offset right, right of recoupment, counterclaim or defense of any kind against any of the Obligations or any other obligation or indebtedness of Borrower to the Bank; and (iii) Bank has heretofore properly performed and satisfied in a timely manner all of its obligations to Borrower.

            (c) For and in consideration of the agreements contained in the Loan Agreement, as amended hereby, and other good and valuable consideration, Borrower unconditionally and irrevocably releases, waives and forever discharges the Bank, together with its successors, assigns, subsidiaries, affiliates, directors, officers, employees, agents and attorneys (collectively, the “Released Parties”), from: (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Released Parties to Borrower as a result of any matter occurring on or prior to the date hereof, provided that the Bank shall continue to be bound by its express obligations under the Loan Agreement, as amended hereby, in accordance with the terms hereof and thereof, and (ii) all claims, offsets, rights of recoupment, causes of action, suits or defenses of any kind whatsoever (if any), which Borrower might otherwise have against the Released Parties or any of them, in either case (i) or (ii) on account of any condition, act, omission, event, contract, liability, obligations, indebtedness, claim, cause of action, defense, circumstance, or matter of any kind.

            (d) Except as expressly amended by this Amendment, all of the remaining terms and conditions of the Loan Agreement shall continue in full force and effect and are hereby ratified and confirmed by Borrower, and Borrower ratifies and confirms its prior grant and conveyance and grants and conveys, to the extent not previously granted and conveyed, to the Bank a security interest in the Collateral as defined and described in the Loan Documents.

            (e) In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement, the terms and conditions of this Amendment shall prevail and the Loan Agreement shall be interpreted and construed so as to give maximum effect to the purpose and intent of this Amendment.

            (f) This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Maine.

     10. Fee. In consideration of Bank’s agreement to execute this Amendment, Borrower agrees to pay a fee of $15,000.00 which is due and payable upon the execution of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as a sealed instrument by their duly authorized officers as of the date first set forth above.

BANK: KEYBANK NATIONAL ASSOCIATION
By:	/s/ Eric M. Nygren
	Name:	Eric M. Nygren
	Title:	Vice President

BORROWER: BROOKWOOD COMPANIES INCORPORATED
By:	/s/ Ronald E. Kaplan
	Name:	Ronald E. Kaplan
	Title:	Chief Financial Officer

KENYON INDUSTRIES, INC.
By:	/s/ Ronald E. Kaplan
	Name:	Ronald E. Kaplan
	Title:	Chief Financial Officer

BROOKWOOD LAMINATING, INC.
By:	/s/ Ronald E. Kaplan
	Name:	Ronald E. Kaplan
	Title:	Chief Financial Officer

ASHFORD BROMLEY, INC.
By:	/s/ Ronald E. Kaplan
	Name:	Ronald E. Kaplan
	Title:	Chief Financial Officer

XTRAMILE, INC.
By:	/s/ Ronald E. Kaplan
	Name:	Ronald E. Kaplan
	Title:	Treasurer

LAND AND OCEAN III, INC.
By:	/s/ Ronald E. Kaplan
	Name:	Ronald E. Kaplan
	Title:	Assistant Treasurer

STRATEGIC TECHNICAL ALLIANCE, LLC
By:	Brookwood Companies Incorporated,
Its Sole Member

By:	/s/ Ronald E. Kaplan
	Name:	Ronald E. Kaplan
	Title:	Chief Financial Officer

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